UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2025 (May 15, 2025)
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 765-1500

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 15, 2025 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 4, 2025 (the “Proxy Statement”). There were present at the Annual Meeting, in person or by valid proxy, the holders of 1,125,353,195 shares of the Company’s common stock, constituting a quorum.
At the Annual Meeting, the 13 nominees for director were elected to the Company’s Board of Directors for a term of one year (Item 1). The Company proposal regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025 (Item 2) was approved. The Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Item 3) was approved. One stockholder proposal (Item 4) was not approved.

Item		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of persons nominated for election as directors of the Company, as set forth in the Proxy Statement, was approved by the following votes:
	Fernando Aguirre	988,213,560	24,323,188	1,486,503	111,329,944
	Jeffrey R. Balser, M.D., Ph.D.	1,007,796,427	4,790,577	1,436,247	111,329,944
	C. David Brown II	926,442,420	86,047,695	1,533,136	111,329,944
	Alecia A. DeCoudreaux	987,275,298	24,766,421	1,981,532	111,329,944
	Roger N. Farah	991,187,212	18,637,931	4,198,108	111,329,944
	Anne M. Finucane	962,972,424	49,579,648	1,471,179	111,329,944
	J. David Joyner	1,003,245,141	9,386,020	1,392,090	111,329,944
	J. Scott Kirby	987,828,889	24,644,705	1,549,657	111,329,944
	Michael F. Mahoney	953,838,089	58,095,208	2,089,954	111,329,944
	Leslie V. Norwalk	943,470,869	66,401,988	4,150,394	111,329,944
	Larry M. Robbins	1,005,043,459	7,441,109	1,538,683	111,329,944
	Guy P. Sansone	1,004,974,647	7,503,475	1,545,129	111,329,944
	Douglas H. Shulman	990,906,959	21,588,021	1,528,271	111,329,944
2.	Company proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025, as set forth in the Proxy Statement, was approved by the following vote:	1,104,541,067	19,205,277	1,606,851	None
3.	Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, was approved by the following vote:	597,945,237	413,324,138	2,753,876	111,329,944
4.	Stockholder proposal for reducing the threshold for the Company’s stockholder right to act by written consent, as set forth in the Proxy Statement, was not approved by the following vote:	431,195,972	577,886,190	4,941,089	111,329,944

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 20, 2025	By:	/s/ Kristina V. Fink
Kristina V. Fink
Senior Vice President, Corporate Secretary and
Chief Governance Officer